Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT dated as of December 4, 2013 (this “Amendment”) to the CREDIT AGREEMENT dated as of August 22, 2011, as amended and restated as of July 25, 2013 (the “Credit Agreement”), among NCR CORPORATION (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and to the Guarantee and Pledge Agreement dated as of August 22, 2011 (the “Guarantee and Pledge Agreement”) among the Borrower, the Subsidiary Loan Parties party thereto, and the Administrative Agent.

WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement and the Guarantee and Collateral Agreement, in each case as amended hereby, unless the context otherwise requires.

WHEREAS, the Borrower has notified the Lenders and the Administrative Agent that it has entered into the DIC Acquisition Agreement and intends to consummate the DIC Acquisition Transactions.

WHEREAS, certain of the contemplated DIC Acquisition Transactions are not permitted under the Credit Agreement without the consent of the Required Lenders and the Administrative Agent, and the Borrower has requested that the Lenders and the Administrative Agent consent to amend certain provisions of the Credit Agreement to permit such DIC Acquisition Transactions and similar transactions in the future.

WHEREAS, the Borrower has requested that the Credit Agreement be further amended by revising Section 6.12 and Section 6.13 thereof, and the Borrower and the Subsidiary Loan Parties have agreed to amend and restate the Guarantee and Pledge Agreement to provide for the grant of security interests in certain assets of the Borrower and the Subsidiary Loan Parties to secure the Obligations.

WHEREAS, the Lenders whose signatures appear below, constituting the Required Lenders, and the Administrative Agent, have agreed to so amend the Credit Agreement and amend and restate the Guarantee and Pledge Agreement, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment of Credit Agreement. Except as provided in clause (l) below, effective as of the Amendment Effective Date (as defined below):

(a) Section 1.01 of the Credit Agreement is amended by inserting the following definitions in proper alphabetical order:

“DIC” means Digital Insight Corporation, a Delaware corporation.

“DIC Acquisition” means the acquisition by the Borrower of all of the issued and outstanding Equity Interests of the indirect parent company of DIC pursuant to the DIC Acquisition Agreement.

“DIC Acquisition Agreement” means the Agreement and Plan of Merger, dated as of December 2, 2013, by and among the Borrower, Delivery Acquisition Corporation, Fandango Holdings Corporation and the Stockholder Representative named therein.

“DIC Acquisition Transactions” means the DIC Acquisition and the following actions taken or effected in connection with the DIC Acquisition:

(a) the obtaining by the Borrower or a Permitted Escrow Subsidiary of funds to pay a portion of the cash acquisition consideration for the DIC Acquisition through (i) the Equity Offering, if any, and (ii) either (x) the issuance and sale by the Borrower or a Permitted Escrow Subsidiary of one or more series of DIC Notes in a Rule 144A or other private placement on or before the DIC Closing Date and/or (y) the borrowing by the Borrower under the DIC Senior Bridge Facility of senior unsecured term loans in an aggregate principal amount not to exceed $1,200,000,000 minus the aggregate gross cash proceeds from any Equity Offering and the aggregate principal amount of the DIC Notes in an aggregate amount of up to $1,200,000,000 issued on or before the DIC Closing Date (the “DIC Senior Bridge Loans”); and

(b) if the DIC Notes are issued by the Borrower or a Permitted Escrow Subsidiary prior to the date of consummation of the DIC Acquisition, the Permitted Escrow Transactions with respect to the DIC Notes.

“DIC Closing Date” means the date on which the DIC Acquisition is consummated.

“DIC Notes” means senior unsecured (except as contemplated by the definition of “Permitted Escrow Transactions”) notes of the Borrower or a Permitted Escrow Subsidiary in an aggregate principal amount not to exceed $1,700,000,000 issued and sold to provide a portion of the cash consideration payable for the DIC Acquisition.

“DIC Seller” means Thoma Bravo, LLC or Affiliates thereof owning all of the issued and outstanding Equity Interests in DIC.

“DIC Senior Bridge Facility” means a senior unsecured bridge loan facility provided by banks and other financial institutions to the Borrower to provide a portion of the cash consideration payable for the DIC Acquisition.

“DIC Senior Bridge Loans” has the meaning set forth in the definition of “DIC Acquisition Transactions”.

“Equity Offering” means the issuance and sale by the Borrower of Equity Interests in one or more public offerings consummated after the date of announcement of DIC Acquisition.

“First Amendment” means the First Amendment to this Agreement and to the Guarantee and Pledge Agreement, dated as of December 4, 2013, among the Borrower, the Subsidiary Loan Parties, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means the date on which the First Amendment became effective in accordance with its terms.

“Notes” means (a) the DIC Notes or (b) senior unsecured (except as contemplated by the definition of “Permitted Escrow Transactions”) notes of the Borrower or a Permitted Escrow Subsidiary issued and sold to provide a portion of the cash consideration payable for any other Permitted Material Acquisition.

“Permitted Escrow Funds” means, with respect to any Notes issued prior to the date of consummation of the related Permitted Material Acquisition, the sum of (a) the aggregate cash proceeds received by the Borrower or a Permitted Escrow Subsidiary from the issuance and sale of such Notes, plus (b) cash in an amount equal to interest accruing on such Notes for the escrow period provided in the escrow agreement applicable to such Notes.

“Permitted Escrow Subsidiary” means a wholly-owned limited purpose Subsidiary of the Borrower formed solely for the purposes of, and that solely engages in, the issuance of Notes and the Permitted Escrow Transactions with respect to such Notes in connection with a Permitted Material Acquisition; provided that such Permitted Escrow Subsidiary (a) has no assets or liabilities other than (i) cash and Cash Equivalents constituting Permitted Escrow Funds with respect to the applicable Notes and (ii) obligations under the applicable Notes or otherwise arising out of the Permitted Escrow Transactions with respect to such Notes and (b) is merged into or consolidated with the Borrower (with the Borrower as the surviving Person) substantially contemporaneously with the consummation of such Permitted Material Acquisition, with the Borrower assuming such Permitted Escrow Subsidiary’s obligations under the applicable Notes upon consummation of such merger or consolidation.

“Permitted Escrow Transactions” means, with respect to any Notes issued prior to the date of consummation of the related Permitted Material Acquisition, (a) the establishment by the Borrower or a Permitted Escrow Subsidiary of a segregated escrow account under the sole control of the trustee for such Notes or other escrow agent reasonably acceptable to the Administrative Agent, in each case pursuant to an escrow agreement reasonably acceptable to the Administrative Agent, which shall provide for the termination of such escrow and the discharge and release of the related Liens permitted by clause (c) below upon the earliest to occur of the events specified in the proviso in Section 6.02(a)(xx) hereof, (b) the depositing of the Permitted Escrow Funds with respect to such Notes into such escrow account substantially contemporaneously with the issuance of such Notes and (c) the granting by the Borrower or a Permitted Escrow Subsidiary of a Lien on such escrow account and the Permitted Escrow Funds deposited therein (and any earnings thereon) in favor of the trustee for such Notes, for the ratable benefit of the holders of such Notes.

“Permitted Material Acquisition” means a Permitted Acquisition that is a Material Acquisition, including, as applicable, the DIC Acquisition.

“Personal Property Collateral Release Date” means the date on which the Borrower issues Equity Interests, the Net Proceeds of which equal or exceed $500,000,000, and such Net Proceeds are used to prepay Term Borrowings in an amount equal to such Net Proceeds; provided that (a) such date occurs on or prior to December 31, 2014 and (b) on such date the Borrower has achieved a corporate credit rating from S&P of at least BB+ and a corporate family rating from Moody’s of at least Ba2, in each case with a stable or better outlook.

“Senior Bridge Facility” means the DIC Senior Bridge Facility and any other senior unsecured bridge loan facility provided by banks and other financial institutions to the Borrower to provide a portion of the cash consideration payable for a Permitted Material Acquisition.

“Senior Bridge Loans” means the DIC Senior Bridge Loans and any other bridge loans incurred in connection with a Permitted Material Acquisition.

(b) Section 1.01 of the Credit Agreement is amended by deleting the definitions of “Cumulative Leverage Ratio Increase Amount” and “Permitted Unsecured Indebtedness” appearing therein and inserting the following in lieu thereof:

“Cumulative Leverage Ratio Increase Amount” means the sum of Leverage Ratio Increase Amounts in respect of Pension Funding Indebtedness, provided that the Cumulative Leverage Increase Amount (i) shall equal 0.00, in the case of any fiscal quarter ending on or prior to June 30, 2014, (ii) may not exceed 0.25, in the case of any fiscal quarter ending after June 30, 2014 and on or prior to December 31, 2014, and (iii) may not exceed 0.50, in the case of any fiscal quarter ending after December 31, 2014 and on or prior to December 31, 2016; provided, further, that if any Indebtedness, including of Term Loans made on the Effective Date, is treated by the Borrower as Pension Funding Indebtedness when incurred, but the proceeds thereof are not applied as required by the definition of “Pension Funding Indebtedness” (including within the applicable time periods specified therein) to qualify as Pension Funding Indebtedness, on and as of the last day of the period during which such proceeds would have to be so applied, such Indebtedness will cease to be Pension Funding Indebtedness, any Leverage Ratio Increase Amounts previously attributable thereto will cease to apply, the Cumulative Leverage Ratio Increase Amount will be recalculated in accordance with the foregoing definition without regard to any such Leverage Ratio Increase Amounts and such recalculated Cumulative Leverage Ratio Increase Amount will apply from and after such day (subject to future adjustment based on subsequent issuances of Pension Funding Indebtedness).

“Permitted Unsecured Indebtedness” means Indebtedness of the Borrower or any Subsidiary Loan Party that (i) is not secured by any collateral (including the Collateral), (ii) does not mature earlier than, and has a weighted average life to maturity no earlier than, 91 days after the Term Maturity Date, (iii) does not provide for any amortization, mandatory prepayment, mandatory redemption or mandatory repurchase (other than upon (x) an asset sale, so long as such requirements permit the prior prepayment of the Term Borrowings with the Net Proceeds of such asset sale, or (y) a change of control) prior to the date that is 91 days after the Term Maturity Date and (iv) is not guaranteed by any Subsidiary that is not a Subsidiary Loan Party; provided that, (a) notwithstanding any failure of any Senior Bridge Loans (or any extended term loans or exchange notes into or for which such Senior Bridge Loans may be converted or exchanged in accordance with the terms thereof) to comply with the requirements set forth in clauses (ii) and (iii) of this definition, such Senior Bridge Loans (and such extended term loans and exchange notes) shall constitute Permitted Unsecured Indebtedness for all purposes under this Agreement so long as (x) such Senior Bridge Loans do not mature prior to the first anniversary of the DIC Closing Date or the closing date of the applicable Permitted Material Acquisition and the definitive documentation governing the Senior Bridge Facility contains provisions requiring, on or prior to such maturity date, automatic conversion of the Senior Bridge Loans into extended term loans (and permitting exchange of the Senior Bridge Loans for exchange notes), in each case having a maturity and weighted average life to maturity that comply with the requirements of clause (ii) of this definition, (y) the definitive documentation governing the Senior Bridge Facility (or such extended term loans or exchange notes, as applicable) does not require mandatory prepayment of or any mandatory offer to prepay or repurchase the Senior Bridge Loans (or such extended term loans or exchange notes, as applicable) other than from (I) the Net Proceeds of sales of Equity Interests of the Borrower and (II) to the extent not required to be applied to the prepayment of Term Borrowings, reinvested or utilized to effect Permitted Acquisitions pursuant to Section 2.11(c) of the Credit Agreement, from asset sales or incurrences of Indebtedness by the Borrower and its Subsidiaries, and (z) the terms of the Senior Bridge Loans (and such extended term loans and exchange notes) otherwise comply with the requirements of clauses (i) and (iv) of this definition and (b) in the event that any Notes are issued in connection with a Permitted Material Acquisition prior to the date of consummation of such Permitted Material Acquisition, notwithstanding any failure of such Notes to comply with the requirements set forth in clauses (i) and (iii) of this definition solely as a result of the Permitted Escrow Transactions with respect to such Notes and the requirement to prepay or repurchase such Notes with the applicable Permitted Escrow Funds in accordance with the requirements of the proviso in Section 6.02(a)(xx) hereof, such Notes shall constitute Permitted Unsecured Indebtedness for all purposes under this Agreement so long as the terms of such Notes otherwise comply with the requirements of this definition. The term “Permitted Unsecured Indebtedness” shall include the guarantees of Permitted Unsecured Indebtedness by Subsidiaries that are Subsidiary Loan Parties.

(c) Section 1.01 of the Credit Agreement is amended by inserting the following proviso immediately prior to the period at the end of the definition of “Consolidated Total Debt”:

; provided that, solely for the purposes of determining compliance by the Borrower with the Leverage Ratio set forth in Section 6.12 as of the last day of any Test Period, Consolidated Total Debt shall exclude any outstanding Notes issued in connection with a Permitted Material Acquisition if (i) such Permitted Material Acquisition has not been consummated on or before the last day of such Test Period and (ii) such Notes are secured on the last day of such Test Period by a Lien on the Permitted Escrow Funds with respect to such Notes (and any earnings thereon) having a value at least equal to the principal amount of such Notes, in accordance with the Permitted Escrow Transactions with respect to such Notes

(d) Section 1.01 of the Credit Agreement is amended by replacing clause (v)(B) of the definition of “Permitted Acquisition” with the following:

(B) the Leverage Ratio calculated on a Pro Forma Basis giving effect to such purchase or acquisition shall be not more than 0.25 less than the then applicable ratio under Section 6.12 (or in the case of the DIC Acquisition, not more than the then applicable ratio under Section 6.12), if such Permitted Acquisition is consummated prior to the Investment Grade Date, or the then applicable ratio under Section 6.12, if such Permitted Acquisition is consummated after the Investment Grade Date, in each case for the most recent Test Period prior to such time for which financial statements shall have been delivered pursuant to Sections 5.01(a) or 5.01(b) and

(e) The definition of “Permitted IP Transfer” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “(other than Permitted Encumbrances)” in clause (y) thereof with the words “(other than Permitted Encumbrances and Liens in favor of the Administrative Agent, for the benefit of the Secured Parties)”.

(f) Section 1.01 of the Credit Agreement is amended by inserting the following proviso immediately prior to the period at the end of the definition of “Pro Forma Adjustment”:

; provided further that cost savings actions taken, and costs incurred, by DIC or the DIC Seller of the type referred to in clauses (a) and (b) of this definition in connection with or arising out of the acquisition of DIC by the DIC Seller, in each case after July 31, 2013, will be deemed to have been actions taken and costs incurred during the Post-Acquisition Period for the DIC Acquisition and can be included in any pro forma increase or decrease in Consolidated EBITDA projected by the Borrower in good faith for the relevant Test Period ending during the Post-Acquisition Period for the DIC Acquisition

(g) Section 5.08 of the Credit Agreement is amended by inserting the following sentence immediately after the first sentence thereof:

Until the Personal Property Collateral Release Date, each such policy of liability or casualty insurance maintained by or on behalf of Loan Parties shall (in the case of policies in effect on the First Amendment Effective Date, not later than the date required by the First Amendment or such later date as may be agreed to by the Administrative Agent, in its discretion), (a) in the case of each liability insurance policy (other than workers’ compensation, director and officer liability or other policies in which such endorsements are not customary), name the Administrative Agent, on behalf of the Secured Parties, as an additional insured thereunder, (b) in the case of each casualty insurance policy, contain a loss payable clause or endorsement that names the Administrative Agent, on behalf of the Secured Parties, as the loss payee thereunder and (c) provide for at least 30 days’ (or such shorter number of days as may be agreed to by the Administrative Agent, in its discretion) prior written notice to the Administrative Agent of any cancellation of such policy.

(h) Section 6.02 of the Credit Agreement is amended by deleting the “and” at the end of clause (a)(xviii), replacing the period at the end of clause (a)(xix) with “; and”, and adding a new clause (a)(xx) immediately after clause (a)(xix) to read as follows:

(xx) Liens incurred to secure any Notes issued in connection with a Permitted Material Acquisition pursuant to the Permitted Escrow Transactions with respect to such Notes; provided that such Liens are discharged and released on the earliest to occur of (i) the release of the Permitted Escrow Funds with respect to such Notes to pay a portion of the consideration for such Permitted Material Acquisition in connection with the consummation thereof, (ii) the release of the Permitted Escrow Funds with respect to such Notes to repay in full the principal of and accrued interest on such Notes in the event that the acquisition agreement relating to such Permitted Material Acquisition is terminated in accordance with its terms prior to the consummation of such Permitted Material Acquisition or such Permitted Material Acquisition is abandoned and (iii) the date of the termination of the escrow period provided in the escrow agreement applicable to such Notes.

(i) Section 6.12 of the Credit Agreement is amended to read in its entirety as follows:

SECTION 6.12. Leverage Ratio. The Borrower will not permit the Leverage Ratio on the last day of any fiscal quarter of the Borrower to exceed (i) (A) the sum of 4.85 plus the applicable Cumulative Leverage Ratio Increase Amount to (B) 1.00, in the case of any fiscal quarter ending on or prior to June 30, 2014, (ii) (A) the sum of 4.50 plus the applicable Cumulative Leverage Ratio Increase Amount to (B) 1.00, in the case of any fiscal quarter ending after June 30, 2014 and on or prior to December 31, 2014, (iii) (A) the sum of 4.25 plus the applicable Cumulative Leverage Ratio Increase Amount to (B) 1.00, in the case of any fiscal quarter ending after December 31, 2014 and on or prior to December 31, 2016, (iv) 4.00 to 1.00, in the case of any fiscal quarter ending after December 31, 2016 and on or prior to December 31, 2017, and (v) 3.75 to 1.00 in the case of any fiscal quarter ending after December 31, 2017.

(j) Section 6.13 of the Credit Agreement is amended to read in its entirety as follows:

SECTION 6.13. Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio for any Test Period (i) ending on or prior to December 31, 2014, to be less than 3.00 to 1.00 and (ii) ending after December 31, 2014, to be less than 3.50 to 1.00.

(k) Article VIII of the Credit Agreement is amended by inserting the following paragraph immediately before the penultimate paragraph thereof:

The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(a)(v). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the provisions of this Article.

(l) Effective as of the time the Guarantee and Pledge Agreement (as defined in the Credit Agreement prior to giving effect to this Amendment) is amended and restated in the form of the Guarantee and Collateral Agreement set forth in Exhibit C-1 hereto pursuant to Section 2 of this Amendment:

(i) Section 1.01 of the Credit Agreement is amended by inserting the following definition in proper alphabetical order:

“IP Security Agreements” has the meaning set forth in the Guarantee and Collateral Agreement.

(ii) Section 1.01 of the Credit Agreement is amended by deleting the definitions of “Collateral Agreement”, “Guarantee and Pledge Agreement” and “Security Documents” appearing therein and inserting the following in lieu thereof:

“Collateral Agreement” means the Pledge Agreement and the Guarantee and Collateral Agreement.

“Guarantee and Collateral Agreement” means the Guarantee and Collateral Agreement among the Borrower, the other Loan Parties, and the Administrative Agent, substantially in the form of Exhibit C-1, together with all supplements thereto.

“Security Documents” means the Collateral Agreement, the Foreign Pledge Agreements, the IP Security Agreements and each other security agreement or other instrument or document executed and delivered pursuant to Sections 5.03 or 5.12 to secure the Obligations.

(iii) The definition of the term “Collateral and Guarantee Requirement” in Section 1.01 of the Credit Agreement is amended by redesignating clauses (c) and (d) as clauses (d) and (e), respectively, and adding a new clause (c) immediately after clause (b) to read as follows:

(c) until the Personal Property Collateral Release Date, (i) all Indebtedness of the Borrower and each Subsidiary and (ii) all Indebtedness (other than Permitted Investments in non-certificated or book entry form) of any other Person in a principal amount of $1,000,000 or more that, in each case, is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Collateral Agreement, and the Administrative Agent shall have received all such promissory notes, together with undated instruments of transfer with respect thereto endorsed in blank;

(iv) Section 3.14 of the Credit Agreement is amended by redesignating clause (b) as clause (c) and inserting a new clause (b) immediately after clause (a) as follows:

(b) Upon the recordation of the IP Security Agreements with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and the filing of the financing statements referred to in paragraph (a) of this Section, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Intellectual Property in which a security interest may be perfected by filing in the United States of America, in each case prior and superior in right to any other Person (it being understood that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office may be necessary to perfect a security interest in Intellectual Property acquired by the Loan Parties after the First Amendment Effective Date).

(v) Article III of the Credit Agreement is amended by inserting the following Section 3.18 immediately after Section 3.17:

SECTION 3.18. Insurance. Schedule 3.18 sets forth a description of all insurance maintained by or on behalf of the Borrower and the other Loan Parties as of the First Amendment Effective Date.

(vi) Section 9.14 of the Credit Agreement is amended by redesignating clause (c) as clause (d) and inserting a new clause (c) immediately after clause (b) as follows:

(c) On the Personal Property Collateral Release Date, the Security Interest in the Collateral granted pursuant to Article IV of the Guarantee and Collateral Agreement and the IP Security Agreements will automatically terminate and be deemed to have been released (it being understood, for the avoidance of doubt, that no such termination or release will modify or otherwise affect any Guarantee provided by any Loan Party under the Guarantee and Collateral Agreement or any grant of security interests in any Collateral granted by any Loan Party pursuant to Article III of the Guarantee and Collateral Agreement, the Pledge Agreement or any Foreign Pledge Agreements).

(vii) A new Schedule 3.18 is added to the Credit Agreement in the form of Schedule 3.18 delivered by the Borrower to the Administrative Agent on the effective date of the Guarantee and Collateral Agreement.

2. Amendment of Guarantee and Pledge Agreement. Not later than the time specified in Section 5 below, the Guarantee and Pledge Agreement (as defined in the Credit Agreement prior to giving effect to this Amendment) will be amended and restated in the form of the Guarantee and Collateral Agreement set forth in Exhibit C-1 hereto, and at such time Exhibit C-1 of the Credit Agreement shall be replaced by Exhibit C-1 hereto. Each Lender party hereto hereby authorizes the Administrative Agent to execute and deliver the Guarantee and Collateral Agreement.

3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) Each of this Amendment, and the Credit Agreement, as amended hereby, has been duly executed and delivered by the Borrower and the Guarantee and Collateral Agreement will on the date of effectiveness thereof have been duly executed and delivered by the Borrower and each Subsidiary Loan Party party thereto, and each such agreement will on the Amendment Effective Date or, in the case of the Guarantee and Collateral Agreement, when executed and delivered by the Borrower and each Subsidiary Loan Party, constitute a legal, valid and binding obligation of the Borrower or such Subsidiary Loan Party, as the case may be, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) On the Amendment Effective Date, the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case as though made on and as of the Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date.

(c) On and as of the Amendment Effective Date, no Default has occurred and is continuing.

4. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

(a) The Administrative Agent (or its counsel) shall have received duly executed counterparts (which may include facsimile transmission or other electronic transmission of a signed counterpart) of this Amendment that, when taken together, bear the authorized signatures of the Administrative Agent, the Borrower, each Subsidiary Loan Party existing on the Amendment Effective Date and Lenders constituting the Required Lenders.

(b) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the representations and warranties contained in Section 3 above.

(c) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Amendment Effective Date) of each of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Borrower, (ii) Edward Gallagher, internal counsel for the Borrower and (iii) local counsel for the Borrower in each jurisdiction in which any Loan Party is organized, and the laws of which are not covered by the opinion letter referred to in clause (i) or (ii) above, in each case in form and substance reasonably satisfactory to the Administrative Agent (which opinions shall cover, among other things, due authorization, execution, delivery and performance of this Amendment and no conflicts, including with respect to performance by the Loan Parties of their obligations under Section 5 below, but shall not be required to cover the creation or perfection of security interests under the Guarantee and Collateral Agreement).

(d) The Administrative Agent shall have received such board resolutions, secretary’s certificates, officer’s certificates and other documents as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby (including the grant of security interests contemplated by the Guarantee and Collateral Agreement) and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

(e) The Administrative Agent shall have received payment from the Borrower, for the account of each Lender that executes and delivers a counterpart signature page to this Amendment at or prior to 5:00 p.m., New York City time, on December 4, 2013 (the “Consent Deadline”), an amendment fee (the “Amendment Fee”) in an aggregate amount equal to 0.20% of the aggregate principal amount of the Term Loans and Revolving Commitments (whether used or unused) of such Lender outstanding on the Consent Deadline. The Amendment Fee shall be payable in immediately available funds and, once paid, such Amendment Fee or any part thereof shall not be refundable.

(f) The Administrative Agent shall have received, in immediately available funds, reimbursement or payment of all other fees payable on or prior to the Amendment Effective Date and all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 6 below.

5. Post-Effectiveness Matters. As soon as practicable, and in any event by the earlier of 45 days after the Amendment Effective Date and the day prior to the first date after the Amendment Effective Date on which any Incremental Facility under Section 2.21 of the Credit Agreement becomes effective (or such later date with respect to any particular item as the Administrative Agent may agree to in its reasonable discretion):

(a) The Administrative Agent (or its counsel) shall have received (i) duly executed counterparts (which may include facsimile transmission or other electronic transmission of a signed counterpart) of the Guarantee and Collateral Agreement that, when taken together, bear the authorized signatures of the Administrative Agent, the Borrower and each Subsidiary Loan Party existing on the effective date of the Guarantee and Collateral Agreement and (ii) copies of fully completed schedules to the Guarantee and Collateral Agreement.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the effective date of the Guarantee and Collateral Agreement) of each of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Borrower, (ii) Edward Gallagher, internal counsel for the Borrower and (iii) local counsel for the Borrower in each jurisdiction in which any Loan Party is organized, and the laws of which are not covered by the opinion letter referred to in clause (i) above, in each case in form and substance reasonably satisfactory to the Administrative Agent (which opinions shall cover, among other things, creation and perfection of the security interests under the Guarantee and Collateral Agreement).

(c) The Administrative Agent shall have received a completed Perfection Certificate, dated the effective date of the Guarantee and Collateral Agreement and signed by a Financial Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted under Section 6.02 of the Credit Agreement or have been, or will substantially contemporaneously with the effective date of the Guarantee and Collateral Agreement be, released.

(d) The Guarantee and Collateral Requirement (as such term is defined after giving effect to this Amendment) shall have been satisfied and, in connection therewith, the Borrower and each other Loan Party shall have (i) effected the pledge pursuant to the Collateral and Guarantee Requirement of the Pledged Debt Securities (as defined in the Guarantee and Collateral Agreement), (ii) executed and delivered such IP Security Agreements as are required by the Guarantee and Collateral Agreement to establish and perfect security interests in Intellectual Property Collateral consisting of United States Patents, United States registered Trademarks (and Trademarks for which United States applications for registration are pending) and United States exclusive Copyright Licenses, and (ii) taken all such other actions, including the filing of UCC financing statements, as may be necessary to satisfy the Collateral and Guarantee Requirement with respect to the Collateral.

(e) The Administrative Agent shall have received evidence that the insurance required by Section 5.08 of the Credit Agreement is in effect, together with endorsements naming the Administrative Agent, for the benefit of the Secured Parties, as additional insured and loss payee thereunder to the extent required under Section 5.08 of the Credit Agreement.

6. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

7. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents in similar or different circumstances.

(b) On and after the Amendment Effective Date, any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. On and after the time the Guarantee and Pledge Agreement (as defined in the Credit Agreement prior to giving effect to this Amendment) is amended and restated in the form of the Guarantee and Collateral Agreement set forth in Exhibit C-1 hereto pursuant to Section 2 of this Amendment, any reference to the “Guarantee and Pledge Agreement” in any Loan Document shall be deemed to be a reference to the Guarantee and Collateral Agreement.

(c) This Amendment and the Guarantee and Collateral Agreement shall constitute Loan Documents for all purposes of the Credit Agreement and each other Loan Document.

8. Applicable Law; Incorporation by Reference. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

NCR CORPORATION,

by
/s/ Robert P. Fishman
	Name:	Robert P. Fishman
	Title:	Senior Vice President and Chief Financial Officer

NCR INTERNATIONAL, INC.

by
/s/ John Boudreau
	Name:	John Boudreau
	Title:	Assistant Treasurer

RADIANT SYSTEMS, INC.

by
/s/ John Boudreau
	Name:	John Boudreau
	Title:	Assistant Treasurer

RADIANT SYSTEMS INTERNATIONAL, INC.

by
/s/ John Boudreau
	Name:	John Boudreau
	Title:	Assistant Treasurer

RADIANT PAYMENT SERVICES, LLC

by
/s/ Robert P. Fishman
	Name:	Robert P. Fishman
	Title:	Chief Financial Officer and Treasurer

JPMORGAN CHASE BANK, N.A., as Lender and as Administrative Agent,

by
/s/ John G. Kowalczuk
	Name:	John G. Kowalczuk
	Title:	Executive Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: BANK OF AMERICA, N.A.

By
/s/ Jeannette Lu
	Name:	Jeannette Lu
	Title:	Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: Bank of the West

By
/s/ Gary Weiss
	Name:	Gary Weiss
	Title:	Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: BNP PARIBAS,

By
/s/ Michael A. Kowalczuk
	Name:	Michael A. Kowalczuk
	Title:	Director

By
/s/ Nicolas Rabier
	Name:	Nicolas Rabier
	Title:	Managing Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: BRANCH BANKING AND TRUST COMPANY,

By
/s/ Bradley Sands
	Name:	Bradley Sands
	Title:	Assistant Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: Central Pacific Bank

By
/s/ Carl A. Morita
	Name:	Carl A. Morita
	Title:	Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: COMPASS BANK

By
/s/ W. Brad Davis
	Name:	W. Brad Davis
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: E.Sun Commercial Bank, Ltd., Los Angeles Branch

By
/s/ Edward Chen
	Name:	Edward Chen
	Title:	SVP & General Manager

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: FIFTH THIRD BANK,

By
/s/ Kenneth W. Deere
	Name:	Kenneth W. Deere
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: FIRST TENNESSEE BANK, NATIONAL ASSOCIATION,

By
/s/ Jamie M. Swisher
	Name:	Jamie M. Swisher
	Title:	Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: HSBC BANK USA, NATIONAL ASSOCIATION

By
/s/ Devin Moore
	Name:	Devin Moore
	Title:	Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: KEYBANK NATIONAL ASSOCIATION

By
/s/ Marcel Fournier
	Name:	Marcel Fournier
	Title:	Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: MIZUHO BANK, LTD.

By
/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: PNC BANK, NATIONAL ASSOCIATION,

By
/s/ Susan J. Dimmick
	Name:	Susan J. Dimmick
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: RBS CITIZENS, NA,

By
/s/ William M. Clossey
	Name:	William M. Clossey
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: REGIONS BANK,

By
/s/ Stephen T. Hatch
	Name:	Stephen T. Hatch
	Title:	Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: ROYAL BANK OF CANADA,

By
/s/ Mark Gronich
	Name:	Mark Gronich
	Title:	Authorized Signatory

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: SUNTRUST BANK

By
/s/ Brian M. Lewis
	Name:	Brian M. Lewis
	Title:	Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: SANTANDER BANK, N.A.,

By
/s/ William R. Rogers
	Name:	William R. Rogers
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH

By
/s/ James Hua
	Name:	James Hua
	Title:	SVP

For any Lender requiring a second signature line:

By
/s/ Danny Leung
	Name:	Danny Leung
	Title:	SVP

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By
/s/ Lillian Kim
	Name:	Lillian Kim
	Title:	Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: WELLS FARGO BANK, NATIONAL ASSOCIATION,

By
/s/ Kay Reedy
	Name:	Kay Reedy
	Title:	Managing Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: ZIONS FIRST NATIONAL BANK,

By
/s/ Thomas C. Etzel
	Name:	Thomas C. Etzel
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: MANUFACTURERS BANK,

By
/s/ Charles Jou
	Name:	Charles Jou
	Title:	Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: FIRSTMERIT BANK, N.A.,

By
/s/ Robert G. Morlan
	Name:	Robert G. Morlan
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: Synovus Bank

By
/s/ John R. Frierson
	Name:	John R. Frierson
	Title:	Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: AMERICAN SAVINGS BANK, F.S.B.,

By
/s/ Rian DuBach
	Name:	Rian DuBach
	Title:	Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: CITIBANK N.A.,

By
/s/ Robert F. Parr
	Name:	Robert F. Parr
	Title:	Managing Director and VP

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: THE NORTHERN TRUST

By
/s/ Kathryn Schad Reuther
	Name:	Kathryn Schad Reuther
	Title:	SVP

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: UNICREDIT BANK AG, NEW YORK BRANCH

By
/s/ Douglas Riahi
	Name:	Douglas Riahi
	Title:	Managing Director

By
/s/ Pranav Surendranath
	Name:	Pranav Surendranath
	Title:	Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: TD BANK, N.A.

By
/s/ Craig Welch
	Name:	Craig Welch
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: BANK OF CHINA, NEW YORK BRANCH

By
/s/ Haifeng Xu
	Name:	Haifeng Xu
	Title:	Assistant General Manager

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: MORGAN STANLEY BANK, N.A.,

By
/s/ Scott Jensen
	Name:	Scott Jensen
	Title:	Authorized Signatory

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: Sumitomo Mitsui Banking Corporation

By
/s/ Shuji Yabe
	Name:	Shuji Yabe
	Title:	Managing Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: ROCKVILLE BANK

By
/s/ Carla Balesano
	Name:	Carla Balesano
	Title:	SVP

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: STANDARD CHARTERED BANK,

By
/s/ Johanna Minaya
	Name:	Johanna Minaya
	Title:	Associate Director

By
/s/ Wong Moy Hiang
	Name:	Wong Moy Hiang
Title:

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: MODERN BANK, NA,

By
/s/ Vera McVey
	Name:	Very McVey
	Title:	Chief Credit Officer

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: THE BANK OF NOVA SCOTIA

By	/s/ Eugene Dempsey
	Name:	Eugene Dempsey
	Title:	Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: US BANK, NATIONAL ASSOCIATION

By	/s/ Steven L. Sawyer
	Name:	Steven L. Sawyer
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

NCR CORPORATION CREDIT AGREEMENT

AND GUARANTEE AND PLEDGE AGREEMENT

Lender: THE BANK OF NEW YORK MELLON,

By	/s/ David Wirl
	Name:	David Wirl
	Title:	Managing Director